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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                Current report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 24, 2002




                                  Pemstar Inc.
             (Exact name of registrant as specified in its charter)


         Minnesota                 000-31223                   44-1771227
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(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)



3535 Technology Drive N.W., Rochester, Minnesota                 55901
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (507) 288-6720
                                                     --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 5.   OTHER EVENTS

         On July 24, 2002, Pemstar, Inc. (the "Company") released its first quarter earnings. A copy of the press release on the Company's first quarter earnings is attached hereto as exhibit 99.1. The Company was also served, on July 31, 2002, with a shareholder lawsuit seeking class action status, filed in U.S. District Court on July 24, 2002. The Company believes that those allegations are without merit and intends to vigorously defend the lawsuit. A copy of the press release related to the lawsuit is attached hereto as exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

       99.1   Press Release dated July 24, 2002.

       99.2   Press Release dated July 31, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2002

                                   PEMSTAR INC.



                                   By: /s/ Linda U. Feuss
                                       -----------------------------------------
                                       Linda U. Feuss
                                       Executive Vice President, General Counsel
                                       and Corporate Secretary